                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 4, 1998




                          Commission file number 1-977
                                                 -----

                             CBS CORPORATION
                             ---------------
                       (Exact name of registrant as
                        specified in its charter)



            PENNSYLVANIA                               25-0877540
            ------------                               ----------
      (State or other jurisdiction                  (I.R.S. Employer
          of incorporation)                     Identification Number)


 Westinghouse Building, 11 Stanwix Street, Pittsburgh, Pennsylvania 15222-1384
 -----------------------------------------------------------------------------
               (Address of principal executive offices; zip code)




                                 (412) 244-2000
                                 --------------
                (Registrant's Telephone No., including area code)

Item 5.  Other Events
         ------------

         On February 4, 1998, the Registrant issued a press release concerning earnings for the quarter and year ended December 31, 1997 and the announcement of the intended purchase of up to $1 billion of the Registrant's common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. On December 31, 1997, the Registrant adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Share." In connection with this action, the Registrant has restated earnings per share for all prior periods to reflect the presentation of basic and diluted earnings per share. A copy of the consolidated statement of income and restated earnings per share for 1997 and 1996, by quarter, and total year 1995, 1994, and 1993 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. The Registrant has also separately identified the component of continuing operations related to residual costs of discontinued businesses. In connection with this action, a copy of the restated segments for 1997 and 1996, by quarter, and total year 1995, 1994, and 1993 is attached hereto as Exhibit 99.3 and is incorporated herein in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         Exhibit No.


            99.1 Press release concerning earnings of the Registrant for the quarter and year ended December 31, 1997 and the announcement of the intended purchase of up to $1 billion of the Registrant's common stock is filed as
                      Exhibit 99.1 to this Report.

            99.2 Condensed Consolidated Statement of Income for 1997 and 1996, by quarter, and total year 1995, 1994, and 1993 is filed as Exhibit 99.2 to this Report.

            99.3 Segment Results for 1997 and 1996, by quarter, and total year 1995, 1994, and 1993 is filed as Exhibit 99.3 to this Report.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CBS CORPORATION
                                            (Registrant)


                                    By:  /s/ CAROL V. SAVAGE
                                        --------------------------------
                                             Carol V. Savage
                                             Vice President and
                                             Chief Accounting Officer


Date:  February 4, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.         Description                             Sequential Page No.
-----------         -----------                             ------------------

99.1                Press Release

99.2                Condensed Consolidated Statement
                    of Income for 1997 and 1996, by
                    quarter, and total year
                    1995, 1994, and 1993.

99.3                Segment Results for 1997 and
                    1996, by quarter, and total year
                    1995, 1994, and 1993.